SCHEDULE I

INFORMATION RELATING TO THE EXECUTIVE OFFICERS AND DIRECTORS OF THE TD ENTITIES

The following sets forth the name, title and present principal occupation of each executive officer and director of TDI.

TORONTO DOMINION INVESTMENTS, INC.

EXECUTIVE OFFICERS AND DIRECTORS

Name (Citizenship)	Title	Principal Occupation or Employment
Beard, Laura (U.S. Citizen)	Director, President & CFO	VP FINANCE TDS (US) 125 Park Avenue New York NY 10017 United States
Petrou, Christina (U.S. Citizen)	Director, Vice President & CCO	Senior Vice President 1 Vanderbilt Avenue New York NY 10017 United States
Baldi, Frank (U.S. Citizen)	Vice President	Managing Director of Global Count Credit TDS (US) 1 Vanderbilt Avenue New York NY 10017 United States
Balack, Chandra (U.S. Citizen)	Vice President	Managing Director, TD Securities 125 Park Avenue New York NY 10017 United States
Haraf, Nancy (U.S. Citizen)	Director	Director - Finance, Group Manager TDS (US) 125 Park Avenue New York NY 10017 United States

Win, Tracy (U.S. Citizen)	Vice President	Managing Director - Global Counterparty Credit TDS I (US) 125 Park Avenue New York NY 10017 United States
Worchel, Cori (U.S. Citizen)	Vice President	Managing Director - Global Counterparty Credit TDS I (US) 125 Park Avenue New York NY 10017 United States
Zeller, Robyn (U.S. Citizen)	Vice President	Senior Vice President and Executive Managing Director & Global H 125 Park Avenue New York NY 10017 United States
Fleming, Carla (Canadian citizen)	Director	Vice President, TD Securities Canada 77 King Street West Toronto ON M5K 1A2 Canada

Executive Officers and Directors of TDH

The following sets forth the name, title and present principal occupation of each executive officer and director of TDH.

TORONTO DOMINION HOLDINGS (U.S.A.), INC.

EXECUTIVE OFFICERS AND DIRECTORS

Name (Citizenship)	Title	Principal Occupation or Employment
Gibson, Glenn (Canadian Citizen)	President and Chief Executive Officer	Executive Vice President and Vice Chair, USA Region Head and Global 1 Vanderbilt Avenue New York NY 10017 United States
Doster, Robert (U.S. Citizen)	Vice President	Vice President, US Region, Global Operations, TD Securities 125 Park Avenue New York Ny 10017 United States
Homcy, Stuart (U.S. Citizen)	Vice President	Associate Vice President, Program Delivery 125 Park Avenue New York NY 10017 United States
Mehra, Pradeep (India Citizen)	Vice President	Managing Director, Corporate & Investment Banking Credit, TD Securities (USAL LLC) 125 Park Avenue New York NY 10017 United States
Stroud, Peter (U.S. Citizen)	Vice President	Director, TDS Operations (US) 125 Park Avenue New York NY 10017 United States
Zeller, Robyn (U.S. Citizen)	Director, Vice President	Senior Vice President and Executive Managing Director & Global Head 125 Park Avenue New York NY 10017 United States
Beard, Laura (U.S. Citizen)	Director, Vice President and Chief Financial Officer	VP FINANCE TDS (US) 125 Park Avenue New York NY 10017 United States
Haraf, Nancy (U.S. Citizen)	Director, Vice President and Treasurer	Director - Finance, Group Manager TDS (US) 125 Park Avenue New York NY 10017 United States
Petrou, Christina (U.S. Citizen)	Director, Vice President, Chief Operating Officer	Senior Vice President 1 Vanderbilt Avenue New York NY 10017 United States
Bosman, Dan (U.S. Citizen)	Vice President, Chief Information Officer	Senior Vice President and Chief Information Officer, TD Securities (USA) LLC 125 Park Avenue New York NY 10017 United States
Baldi, Frank (U.S. Citizen)	Vice President	Managing Director of Global Count Credit TDS (US) 1 Vanderbilt Avenue New York NY 10017 United States
Balack, Chandra (U.S. Citizen)	Vice President	Managing Director, TD Securities 125 Park Avenue New York NY 10017 United States
Worchel, Cori (U.S. Citizen)	Vice President	Managing Director - Global Counterparty Credit TDS I (US) 125 Park Avenue New York NY 10017 United States
Khalevich, Elizabeth (U.S. Citizen)	Vice President	AVP Finance TDS (US) 125 Park Avenue New York NY 10017 United States
Magnusson, Jeff (U.S. Citizen)	Vice President	Director - Finance TDS (US) 125 Park Avenue New York NY 10017 United States
Win, Tracy (U.S. Citizen)	Vice President	Managing Director - Global Counterparty Credit TDS I (US) 125 Park Avenue New York NY 10017 United States

Executive Officers and Directors of TD

The following sets forth the name, title and present principal occupation of each executive officer and director of TD.

THE TORONTO-DOMINION BANK

DIRECTORS

Name (Citizenship)	Principal Occupation or Employment
Ayman Antoun (Canadian and Egyptian Citizen)	Corporate Director, and former President, IBM Americas (Oakville, Ontario, Canada)

Ana Arsov (U.S. and Macedonian Citizen)	Corporate Director, and former Global Co-Head of Financial Institutions and Global Head of Private Credit, Moody’s Ratings (Greenwich, CT, USA)
Cherie L. Brant (Canadian Citizen)	Partner, Borden Ladner Gervais LLP 22 Adelaide St West, Suite 3400 Toronto, Ontario M5H 4E3
Elio Luongo (Canadian and Italian Citizen)	Corporate Director, and former Chief Executive Officer and Senior Partner, KPMG Canada (Burnaby, BC, Canada)

Alan N. MacGibbon (Canadian Citizen)	Board Chair, The Toronto-Dominion Bank (Mississauga, Ontario, Canada)

John B. MacIntyre (Canadian Citizen)	Chairman, Birch Hill Equity Partners (Toronto, Ontario, Canada)
Nathalie Palladitcheff (Canadian and French Citizen)	Corporate Director, and former Chief Executive Officer, Ivanhoé Cambridge (Montreal, Quebec, Canada)
Keith G. Martell (Canadian Citizen)	Corporate Director, and former President & Chief Executive Officer, First Nations Bank of Canada (Eagle Ridge, Saskatchewan, Canada)
Raymond Chun (Canadian Citizen)	Group President and Chief Executive Officer, The Toronto-Dominion Bank 161 Bay Street Toronto ON M5J 2T2 Canada
S. Jane Rowe (Canadian Citizen)	Corporate Director, and former Vice Chair, Investments, Ontario Teachers' Pension Plan Board 160 Front St W Suite 3200 Toronto, ON M5J 0G4
Nancy G. Tower (Canadian Citizen)	Corporate Director, and former President & Chief Executive Officer, Tampa Electric Company 1223 Lower Water Street Halifax, Nova Scotia B3J 3S8
Ajay K. Virmani (Canadian Citizen)	President & CEO Cargojet Inc. 2281 North Sheridan Way Mississauga, Ontario L5K 2S3
Mary A. Winston (U.S. Citizen)	Corporate Director, and former public-company Chief Financial Officer (Charlotte, North Carolina, U.S.A.)
Paul Wirth (U.S. Citizen)	Corporate Director, and former Deputy Chief Financial Officer, and Global Controller and Chief Accounting Officer, Morgan Stanley (New Vernon, NJ, USA)

EXECUTIVE OFFICERS

Name (Citizenship)	Principal Occupation or Employment
Raymond Chun (Canadian Citizen)	Group President and Chief Executive Officer, TD Bank Group 161 Bay Street, 35th Floor Toronto, Ontario M5J 2T2 Canada

Ajai K. Bambawale (Canadian Citizen)	Group Head and Chief Risk Officer, TD Bank Group 66 Wellington St. W., 4th Floor Toronto, Ontario MK5 1A2 Canada
Melanie Burns (Canadian Citizen)	Executive Vice President and Chief Human Resources Officer, TD Bank Group 66 Wellington St. W., 4th Floor Toronto, Ontario MK5 1A2 Canada
Paul Clark (Canadian Citizen)	Senior Executive Vice President, Wealth Management, TD Bank Group 161 Bay Street Toronto ON M5J 2T2 Canada

Barbara Hooper (Canadian Citizen)	Group Head, Canadian Business Banking, TD Bank 66 Wellington St. W., 4th Floor Toronto, Ontario MK5 1A2 Canada
Vlad Shpilsky (US Citizen)	Head of Platforms and Technology and Chief Information Officer, TD Bank Group 66 Wellington Street West Toronto ON M5K 1A2 Canada
Jane A. Langford (Canadian Citizen)	Executive Vice President and General Counsel, TD Bank Group 66 Wellington St. W., 4th Floor Toronto, Ontario MK5 1A2 Canada
Christine Morris (Canadian Citizen)	Senior Executive Vice President, Transformation, Enablement and Customer Experience 66 Wellington St. W., 4th Floor Toronto, Ontario MK5 1A2 Canada
Sona Mehta (Canadian Citizen)	Group Head, Canadian Personal Banking, TD Bank Group 66 Wellington Street West Toronto ON M5K 1A2 Canada
Michelle Myers (Canadian Citizen)	Global Chief Auditor, TD Bank Group 66 Wellington Street West Toronto ON M5K 1A2 Canada
Leovigildo Salom (U.S. Citizen)	Group Head, U.S. Retail and President and CEO, TD Bank, America's Most Convenient Bank® 1701 Route 70 East, 2nd Floor Cherry Hill, Camden, NJ 08003
Kelvin Vi Luan Tran (Canadian Citizen)	Group Head and Chief Financial Officer, TD Bank 66 Wellington St. W., 4th Floor Toronto, Ontario MK5 1A2 Canada
Tim Wiggan (Canadian Citizen)	President and CEO, TD Securities, Group Head, Wholesale Banking, TD Bank Group 161 Bay Street Toronto, Ontario M5J 2T2 Canada